UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2003

SYBRON DENTAL SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16057	33-0920985

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	file number	Identification No.)

1717 West Collins Avenue, Orange, California	92867
(Address of principal executive offices)	(Zip Code)

(714) 516-7400
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99

Item 12. Results of Operations and Financial Condition

     On November 17, 2003, Sybron Dental Specialties, Inc. issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 2003. A copy of the press release is furnished as Exhibit 99 to this report.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBRON DENTAL SPECIALTIES, INC.

Date: November 18, 2003	By:	/s/ STEPHEN J. TOMASSI

Name: Stephen J. Tomassi Title: Vice President-General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

99	Press Release of Sybron Dental Specialties, Inc. dated November 17, 2003 reporting financial results for the quarter and fiscal year ended September 30, 2003.